Filed pursuant to Rule 497(a)

Registration No. 333-227743

Rule 482 ad

Bain Capital Specialty Finance, Inc. Files Registration Statement for Initial Public Offering

BOSTON (October 9, 2018) — Bain Capital Specialty Finance, Inc. (“BCSF”), a business development company managed by an affiliate of Bain Capital, LP, today filed a registration statement with the Securities and Exchange Commission (the “SEC”) relating to a proposed initial public offering of its common stock.  BCSF is expected to list its common stock on the New York Stock Exchange under the symbol “BCSF”.  The completion of the proposed offering depends upon several factors, including market and other conditions.

BCSF expects to use substantially all of the proceeds from this offering, net of expenses, to repay a portion of its outstanding indebtedness.  BCSF intends to use any remaining proceeds to make investments in accordance with its investment objectives and strategies and for general corporate purposes.

BofA Merrill Lynch, Goldman Sachs & Co. LLC, Morgan Stanley, Citigroup, Credit Suisse, Keefe, Bruyette & Woods, a Stifel Company, and Wells Fargo Securities are acting as joint book-running managers for the offering and Janney Montgomery Scott, JMP Securities and Academy Securities are acting as co-managers for the offering.

A registration statement relating to these securities has been filed with the SEC but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective.  No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of BCSF before investing.  The information in the registration statement is not complete and may be changed.

This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction.  Offers of these securities are made only by means of the prospectus.  The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus.  Any representation to the contrary is a criminal offense.

The offering of these securities will be made only by means of a preliminary prospectus forming part of the registration statement, copies of which may be obtained, when available, from: BofA Merrill Lynch, NC1-004-03-43 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282, Attn: Prospectus Department, or email prospectus-ny@ny.email.gs.com; Morgan Stanley, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department, or email prospectus@morganstanley.com; or Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, (800) 831-9146.

About Bain Capital Specialty Finance, Inc.

BCSF is an externally managed specialty finance company focused on lending to middle-market companies.  BCSF is managed by BCSF Advisors, L.P., an SEC-registered investment adviser and a subsidiary of Bain Capital Credit L.P.  Since commencing investment operations on October 13, 2016, and through June 30, 2018, BCSF has originated approximately $1,370.5 million in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments.  BCSF’s investment objective is to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last out, unitranche and second lien debt, investments in strategic joint ventures, equity investments and, to a lesser extent, corporate bonds.  BCSF has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Forward-Looking Statements

Certain information contained herein may constitute “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “seek,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue,” “target,” or “believe” or the negatives thereof or other variations thereon or comparable terminology.  Due to various risks and uncertainties, actual events may differ materially from those reflected or contemplated in such forward-looking statements.  These statements are not guarantees of future events and are subject to risks, uncertainties, and other factors, some of which are beyond BCSF’s control and are difficult to predict, that could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in BCSF’s filings with the SEC.  Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which BCSF makes them.  BCSF does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Investor Contact:

investors@baincapitalbdc.com

Media Contact:

Charlyn Lusk

Tel. +1 646 502 3549

clusk@stantonprm.com